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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 1, 2002
                        (Date of earliest event reported)


                                  DIVINE, INC.
             (Exact name of registrant as specified in the charter)



            Delaware                      0-30043               36-4301991
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)


                              1301 N. Elston Avenue
                             Chicago, Illinois 60622
                    (Address of Principal Executive Offices)

                                 (773) 394-6600
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)








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ITEM 5. OTHER ITEMS

         On May 1, 2002, divine, inc. issued a press release announcing its earnings for the quarter ended March 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.

         99.1     Press Release of divine, inc., dated May 1, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            By: /s/ Jude Sullivan
                               -------------------------------------------------
                               Jude Sullivan
                               Senior Vice President and General Counsel

                               Date: May 2, 2002


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                                  EXHIBIT INDEX

EXHIBIT                      DESCRIPTION OF EXHIBITS
NUMBER

99.1     Press Release of divine, inc., dated May 1, 2002.